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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K/A
                              AMENDMENT NO. 1 TO
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               January 30, 1998

                        NORTH CENTRAL BANCSHARES, INC.
            (Exact name of Registrant as specified in its Charter)

            IOWA                       0-27672                 42-1449849
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                  Identification Number)

FIRST FEDERAL SAVINGS BANK OF IOWA
825 CENTRAL AVENUE, FORT DODGE, IOWA                             50501
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:              515-576-7531


                                     N/A
-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     As of the close of business on January 30, 1998 (the "Effective Time"), North Central Bancshares, Inc., an Iowa corporation ("North Central"), and its wholly owned subsidiary, First Federal Savings Bank of Iowa (formerly known as First Federal Savings Bank of Fort Dodge), a federally chartered stock savings bank ("First Federal"), completed the acquisition (the "Acquisition") of Valley Financial Corp., an Iowa corporation ("Valley Financial") pursuant to the Agreement and Plan of Merger, dated as of September 18, 1997, by and among North Central, First Federal and Valley Financial (the "Merger Agreement"). This form 8-K/A includes as Exhibits certain financial information required under Item 7 which was not contained in the previously filed Form 8-K dated January 30, 1998.

     (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             Financial statements for Valley Financial Corp. as of and for the years ended December 31, 1996 and 1995, are attached hereto as
             Exhibit 99.1 are incorporated herein by reference.

             Unaudited Statement of Financial Condition for Valley Financial Corp. as of September 30, 1997. Unaudited Statements of Income and Cash Flows for Valley Financial Corp. for the nine months ended September 30, 1997 and 1996.

     (b)     UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

             Unaudited pro forma combined financial information consisting of:

             Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 1997 and related notes are herein attached as exhibit 99.2

             Unaudited Pro Forma Combined Consolidated Statements of Income for the nine months ended September 30, 1997 and the Unaudited Pro Forma Combined Consolidated Statements of Income for the year ended December 31, 1996 and the related notes to the above mentioned Statements of Income are herein attached at exhibit 99.2

     (c)     EXHIBITS

             2.1 Agreement and Plan of Merger, dated as of September 18, 1997, by and among North Central Bancshares, Inc., First Federal Savings Bank of Fort Dodge and Valley Financial Corp. (incorporated by reference from the Current Report on Form 8-K filed by the registrant on September 26, 1997.

             23.1   Consent of Marti, Lynch & Company dated March 27, 1998.

             99.1 Financial statements for Valley Financial Corp. as of and for the years ended December 31, 1996 and 1995. Valley Financial Corp. Unaudited Statement of Financial Condition as of September 30, 1997 and Unaudited Statements of Income and Cash Flows for the nine months ended September 30, 1997 and 1996.

             99.2 North Central Bancshares, Inc. and Valley Financial Corp. Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 1997 and Unaudited Pro Forma Combined Consolidated Statements of Income for the year ended December 31, 1996.
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CAUTIONARY STATEMENT FOR PURPOSED OF THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995

     This Current Report and other written and oral statements made by or on behalf of North Central contain, or may contain, certain "forward-looking statements," including statements concerning plans, objectives and future events or performance, and other statements which are other than statements of historical fact. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: (i) failure to fully realize or to realize within the expected time frame expected cost savings from the Merger; (ii) lower than expected income or revenues following the Merger, or higher than expected operating costs; (iii) a significant increase in competitive pressure in the banking and financial services industry; (iv) business disruption related to the Merger; (v) greater than expected costs or difficulties related to the integration of the Valley Financial employees into North Central; (vi) litigation costs and delays caused by litigation; (vii) unanticipated regulatory constraints arising from the Merger; (viii) reduction in interest margins due to changes in the interest rate environment; (ix) poorer than expected general economic conditions, including acquisition and growth opportunities, in the states which North Central does business; (x) legislation or regulatory changes which adversely affect the businesses in which North Central is engaged; and
(xi) other unanticipated occurrences which increase the costs related to the Merger or decrease the expected financial benefits of the Merger.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NORTH CENTRAL BANCSHARES, INC.



Date:  March 27, 1998                 By: /s/ David M. Bradley
       -------------------            -------------------------------------
                                      David M. Bradley, Chairman, President
                                      and Chief Executive Officer